Supplement to the
Fidelity® Agricultural Productivity Fund and Fidelity® Water Sustainability Fund
July 30, 2024
Prospectus

The following information replaces similar information for Fidelity® Agricultural Productivity Fund found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Colin Anderson (Co-Portfolio Manager) has managed the fund since 2023.
Effective December 31, 2024, Mr. Anderson will no longer serve as Co-Portfolio Manager for the fund.
David Wagner (Co-Portfolio Manager) has managed the fund since 2024.
Kyle Willinger (Co-Portfolio Manager) has managed the fund since 2024.
The following information replaces the biographical information found in the "Fund Management" section under the "Portfolio Manager(s)" heading.
Colin Anderson is Co-Portfolio Manager of Fidelity® Agricultural Productivity Fund, which he has managed since 2023. He also manages other funds. Since joining Fidelity Investments in 2007, Mr. Anderson has worked as a research associate, research analyst, and portfolio manager.
Effective December 31, 2024, Mr. Anderson will no longer serve as Co-Portfolio Manager of Fidelity® Agricultural Productivity Fund.
David Wagner is Co-Portfolio Manager of Fidelity® Agricultural Productivity Fund, which he has managed since 2024. He also manages other funds. Since joining Fidelity Investments in 2014, Mr. Wagner has worked as an intern, research analyst, and portfolio manager.
Kyle Willinger is Co-Portfolio Manager of Fidelity® Agricultural Productivity Fund, which he has managed since 2024. Since joining Fidelity Investments in 2019, Mr. Willinger has worked as a research analyst and portfolio manager.
DAS-DSW-PSTK-1224-105 1.9905029.105	December 10, 2024